SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 12, 2002

WELLS REAL ESTATE FUND XIII, L.P.
(Exact name of registrant as specified in its charter)

Georgia	0-49633	58-2438244
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6200 The Corners Parkway, Suite 250, Norcross, Georgia 30092
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (770) 449-7800

(Former name or former address, if changed since last report)

Item 2.     Acquisition of Assets

John Wiley Indianapolis Building

On December 12, 2002, Wells Fund XIII – REIT Joint Venture Partnership, a joint venture partnership between Wells Real Estate Fund XIII, L.P. (“Registrant”) and Wells Operating Partnership, L.P. (“Wells OP”), the operating partnership for Wells Real Estate Investment Trust, Inc., purchased a four-story office building on a 10.28 acre tract of land located at 10475 Crosspoint Boulevard in Fishers, Hamilton County, Indiana (“John Wiley Indianapolis Building”) from Crosspoint Seven, LLC for a purchase price of $17,450,000, plus closing costs. Crosspoint Seven, LLC is not in any way affiliated with the Registrant or its general partners.

The John Wiley Indianapolis Building, which was completed in 1999, contains approximately 141,047 rentable square feet and is leased to John Wiley & Sons, Inc., United Student Aid Funds, Inc. and Robert Half International, Inc. The current aggregate annual base rent payable by the tenants of the John Wiley Indianapolis Building is $2,219,549.

The Registrant contributed $8,577,787 and Wells OP contributed $8,928,915 to the Wells Fund XIII – REIT Joint Venture for their respective shares of the acquisition costs for the John Wiley Indianapolis Building. As of December 15, 2002, the Registrant held an equity percentage interest in the Wells Fund XIII – REIT Joint Venture of approximately 38.72%, and Wells OP held an equity percentage interest in the Wells Fund XIII – REIT Joint Venture of approximately 61.28%.

Item 7.    Financial Statements and Exhibits.

(a)    Financial Statements. The following financial statements of the Registrant are submitted at the end of this Current Report on Form 8-K and are filed herewith and incorporated herein by reference:

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS REAL ESTATE FUND XIII, L.P. (Registrant)

By:	Wells Capital, Inc. General Partner

	By:	/s/ Leo F. Wells, III
Leo F. Wells, III President

By:	/s/ Leo F. Wells, III
Leo F. Wells, III General Partner

Date: December 20, 2002

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Report of Independent Auditors

To Wells Fund XIII-REIT Joint Venture Partnership:

We have audited the accompanying statement of revenues over certain operating expenses of the John Wiley Indianapolis Building for the year ended December 31, 2001. This statement is the responsibility of the John Wiley Indianapolis Building’s management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues over certain operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues over certain operating expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 2, and is not intended to be a complete presentation of the John Wiley Indianapolis Building’s revenues and expenses.

In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses described in Note 2 of the John Wiley Indianapolis Building for the year ended December 31, 2001 in conformity with accounting principles generally accepted in the United States.

Ernst & Young LLP

Atlanta, Georgia
December 17, 2002

John Wiley Indianapolis Building

Statements of Revenues Over Certain Operating Expenses

For the year ended December 31, 2001 and the nine months ended September 30, 2002

	2002	2001
	(Unaudited)
Revenues:
Base rent	$1,676,052	$2,216,119
Tenant reimbursements	168,181	137,065

Total revenues	1,844,233	2,353,184
Operating expenses	563,452	651,489

Revenues over certain operating expenses	$1,280,781	$1,701,695

See accompanying notes.

John Wiley Indianapolis Building

Notes to Statements of Revenues Over Certain Operating Expenses

For the year ended December 31, 2001 and the nine months ended September 30, 2002

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Description of Real Estate Property Acquired

On December 12, 2002, the Wells Fund XIII-REIT Joint Venture Partnership (“Wells XIII-REIT”) acquired the John Wiley Indianapolis Building from Crosspoint Seven, LLC (“Crosspoint Seven”). Wells XIII-REIT is a joint venture partnership between Wells Real Estate Fund XIII, L.P. (“Wells Fund XIII”) and Wells Operating Partnership, L.P. (“Wells OP”). Wells OP is a Delaware limited partnership formed to acquire, own, lease, operate, and manage real properties on behalf of Wells Real Estate Investment Trust, Inc., a Maryland corporation. As the sole general partner of Wells OP, Wells Real Estate Investment Trust, Inc. possesses full legal control and authority over the operations of Wells OP.

The 141,047 square foot, four-story John Wiley Indianapolis Building is 100% leased to three tenants, John Wiley & Sons, Inc. (“John Wiley”), United Student Aid Funds, Inc. (“USA Funds”) and Robert Half International, Inc. (“Robert Half”). John Wiley currently occupies 123,674 square feet under a gross lease (the “John Wiley Lease”) that commenced in November 1999 and expires in October 2009. USA Funds currently occupies 14,413 square feet under a gross lease (the “USA Funds Lease”) that commenced in February 2001 and expires in July 2005. Robert Half currently occupies 2,960 square feet under a gross lease (the “Robert Half Lease”) that commenced in April 2000 and expires in April 2005. Crosspoint Seven’s interests in the John Wiley Lease, USA Funds Lease and Robert Half Lease were assigned to Wells XIII-REIT upon acquisition of the building.

Under the John Wiley Lease, the tenant is required to pay, as additional rent, all operating costs in excess of a $3.55 per square foot expense stop and its pro rata share of real estate taxes. Under the USA Funds Lease, the tenant is required to pay, as additional rent, all operating costs in excess of a $4.00 per square foot expense stop and its pro rata share of real estate taxes. Under the Robert Half Lease, the tenant is required to pay, as additional rent, all operating costs and real estate taxes in excess of a $4.01 per square foot. Wells XIII-REIT will be responsible for the maintenance and repair of the exterior walls, doors, windows, corridors and other common areas of the building. Furthermore, Wells XIII-REIT shall keep all equipment used in common such as elevators, plumbing, heating, and air conditioning in good condition and repair.

Rental Revenues

Rental income is recognized on a straight-line basis over the terms of the respective leases.

John Wiley Indianapolis Building

Notes to Statements of Revenues Over Certain Operating Expenses
(Continued)

2.    BASIS OF ACCOUNTING

The accompanying statements of revenues over certain operating expenses are presented in conformity with accounting principles generally accepted in the United States and in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired. Accordingly, these statements exclude certain historical expenses that are not comparable to the proposed future operations of the property such as depreciation and interest. Therefore, these statements are not comparable to the statement of operations of the John Wiley Indianapolis Building after its acquisition by Wells XIII-REIT.

3.    FUTURE MINIMUM RENTAL COMMITMENTS

Future minimum rental commitments for the years ended December 31st are as follows:

2002	$2,219,549
2003	2,220,281
2004	2,246,086
2005	2,243,320
2006	2,094,259
Thereafter	5,933,734

$16,957,229

4.    INTERIM UNAUDITED FINANCIAL INFORMATION

The statement of revenues over certain operating expenses for the nine months ended September 30, 2002 is unaudited, however, in the opinion of management, all adjustments (consisting solely of normal, recurring adjustments) necessary for the fair presentation of the statement for the interim period have been included. The results of the interim period are not necessarily indicative of the results to be obtained for a full fiscal year.

WELLS REAL ESTATE FUND XIII, L.P.

SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS

This pro forma information should be read in conjunction with the financial statements and notes of Wells Real Estate Fund XIII, L.P. (“Wells Fund XIII”) included in its annual report filed on Form 10-K for the year ended December 31, 2001 and quarterly report filed on Form 10-Q for the period ended September 30, 2002.

The following unaudited pro forma balance sheet as of September 30, 2002 has been prepared to give effect to the acquisition of the John Wiley Indianapolis Building by Wells Fund XIII-REIT Joint Venture Partnership (“Wells XIII-REIT”), a joint venture partnership between Wells Fund XIII (“Wells Fund XIII”) and Wells Operating Partnership, L.P. (“Wells OP”), as if the acquisition occurred on September 30, 2002. Wells Fund XIII increased its ownership percentage in the Wells XIII-REIT from 31.71% to 38.72% through its additional contribution which was used to partially fund the acquisition of the John Wiley Indianapolis Building.

Wells OP is a Delaware limited partnership that was organized to own and operate properties on behalf of the Wells Real Estate Investment Trust, Inc., a Maryland corporation. Wells Real Estate Investment Trust, Inc. is the general partner of the Wells OP.

The following unaudited pro forma statement of income for the nine months ended September 30, 2002 has been prepared to give effect to the acquisition of the John Wiley Indianapolis Building as if the acquisition occurred on January 1, 2001.

The following unaudited pro forma statement of income for the year ended December 31, 2001 has been prepared to give effect to the acquisitions of the AmeriCredit Building, the ADIC Buildings and the John Wiley Indianapolis Building as if the acquisitions occurred on January 1, 2001.

These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisitions of the AmeriCredit Building, the ADIC Buildings and the John Wiley Indianapolis Building been consummated as of January 1, 2001.

WELLS REAL ESTATE FUND XIII, L.P.

PRO FORMA BALANCE SHEET

SEPTEMBER 30, 2002

(Unaudited)

		Pro Forma Adjustments
	Wells Real Estate Fund XIII, L.P. (f)	Other		John Wiley Indianapolis		Pro Forma Total

ASSETS:
Cash and cash equivalents	$10,721,993	$4,033,901	(d)	$(8,577,787	)(a)	$6,036,920
		(141,187	)(e)
Investment in joint venture	8,298,016	0		8,935,194	(b)	17,233,210
Deferred project costs	443,091	141,187	(e)	(357,407	)(c)	226,871
Deferred offering costs	738,438	0		0		738,438
Due from affiliates	182,513	0		0		182,513

Total assets	$20,384,051	$4,033,901		$0		$24,417,952

LIABILITIES AND PARTNERS’ CAPITAL
Liabilities:
Due to affiliates	$799,889	$0		$0		$799,889
Partnership distributions payable	215,146	0		0		215,146
Accounts payable	36,555	0		0		36,555

Total liabilities	1,051,590	0		0		1,051,590

Partners’ capital:
Limited partners:
Cash Preferred – 1,876,363 units outstanding as of September 30, 2002	16,412,081	2,622,036	(d)	0		19,034,117
Tax Preferred – 360,021 units outstanding as of September 30, 2002	2,920,380	1,411,865	(d)	0		4,332,245

Total partners’ capital	19,332,461	4,033,901		0		23,366,362

Total liabilities and partners’ capital	$20,384,051	$4,033,901		$0		$24,417,952

(a)	Reflects Wells Real Estate Fund XIII, L.P.’s proportionate share of the cost to acquire the John Wiley Indianapolis building.
(b)	Reflects Wells Real Estate Fund XIII, L.P.’s contribution to Wells XIII-REIT, which increased its interest in the joint venture from 31.71% to 38.72%.
(c)	Reflects deferred project costs applied to Wells XIII-REIT at approximately 4.1667% of purchase price.
(d)	Reflects capital raised through issuance of additional partnership units subsequent to September 30, 2002 through John Wiley acquisition date.
(e)	Reflects deferred project costs capitalized as a result of additional capital raised described in note (c) above.
(f)	Historical financial information derived from quarterly report on Form 10-Q.

The accompanying notes are an integral part of this statement.

WELLS REAL ESTATE FUND XIII, L.P.

PRO FORMA STATEMENT OF INCOME

FOR THE YEAR ENDED DECEMBER 31, 2001

(Unaudited)

		Pro Forma Adjustments
	Wells Real Estate Fund XIII, L.P. (b)	2001 Acquisitions		John Wiley Indianapolis		Pro Forma Total
REVENUES:
Equity in income of joint ventures	$58,610	$52,212	(a)	$404,165	(a)	$514,987
Interest income	38,075	0		0		38,075

	96,685	52,212		404,165		553,062

EXPENSES:
Partnership administrative	41,142	0		0		41,142
Legal and accounting	16,630	0		0		16,630
Computer costs	4,045	0		0		4,045

	61,817	0		0		61,817

NET INCOME	$34,868	$52,212		$404,165		$491,245

NET LOSS ALLOCATED TO GENERAL PARTNERS	$(500)	$0		$0		$(500)

NET INCOME ALLOCATED TO CASH PREFERRED LIMITED PARTNERS	$84,293	$73,845		$665,540		$823,678

NET LOSS ALLOCATED TO TAX PREFERRED LIMITED PARTNERS	$(48,925)	$(21,633)		$(261,375)		$(331,933)

NET INCOME PER WEIGHTED AVERAGE CASH PREFERRED LIMITED PARTNER UNIT	$0.20					$0.39

NET LOSS PER WEIGHTED AVERAGE TAX PREFERRED LIMITED PARTNER UNIT	$(0.55)					$(0.65)

WEIGHTED AVERAGE CASH PREFERRED LIMITED PARTNER UNITS	421,465					2,130,745

WEIGHTED AVERAGE TAX PREFERRED LIMITED PARTNER UNITS	88,955					509,029

(a)
Reflects Wells Fund XIII’s equity in income of Wells XIII-REIT related to the AmeriCredit Building, the ADIC Buildings and the John Wiley Indianapolis Building. The pro forma adjustment results from rental revenues less operating expenses, management fees and depreciation.

(b)	Historical financial information derived from annual report on Form 10-K.

The accompanying notes are an integral part of this statement.

WELLS REAL ESTATE FUND XIII, L.P.

PRO FORMA STATEMENT OF INCOME FOR THE

NINE MONTHS ENDED SEPTEMBER 30, 2002

(Unaudited)

		Pro Forma Adjustments
	Wells Real Estate Fund XIII, L.P. (b)	John Wiley Indianapolis		Pro Forma Total
REVENUES:
Equity in income of joint ventures	$386,535	$308,325	(a)	$694,860
Interest income	52,759	0		52,759

	439,294	308,325		747,619

EXPENSES:
Partnership administrative	71,593	0		71,593
Legal and accounting	13,268	0		13,268
Computer costs	4,386	0		4,386

	89,247	0		89,247

NET INCOME	$350,047	$308,325		$658,372

NET INCOME ALLOCATED TO CASH PREFERRED LIMITED PARTNERS	$569,793	$504,356		$1,074,149

NET LOSS ALLOCATED TO TAX PREFERRED LIMITED PARTNERS	$(219,746)	$(196,031)		$(415,777)

NET INCOME PER WEIGHTED AVERAGE CASH PREFERRED LIMITED PARTNER UNIT	$0.33			$0.50

NET LOSS PER WEIGHTED AVERAGE TAX PREFERRED LIMITED PARTNER UNIT	$(0.67)			$(0.82)

WEIGHTED AVERAGE CASH PREFERRED LIMITED PARTNER UNITS	1,726,645			2,130,745

WEIGHTED AVERAGE TAX PREFERRED LIMITED PARTNER UNITS	327,979			509,029

(a)
Reflects Wells Fund XIII’s equity in income of the Wells XIII-REIT related to the John Wiley Indianapolis Building. The pro forma adjustment results from rental revenues less operating expenses, management fees and depreciation.

(b)	Historical financial information derived from quarterly report on Form 10-Q.

The accompanying notes are an integral part of this statement.